Exhibit 10.14(a)
JACK IN THE BOX INC.
RESTRICTED STOCK AWARDS
UNDER THE 2002 STOCK INCENTIVE PLAN
SUMMARY AS OF OCTOBER 2, 2005

Awardee	Number of Shares Awarded	Award Date
John Hoffner	55,000	November 8, 2002
Linda Lang	55,000	November 8, 2002
Larry Schauf	50,000	November 8, 2002
Carlo Cetti	29,600	November 8, 2002
David Theno	28,000	November 8, 2002
Gary Beisler	25,000	February 14, 2003
Richard Pugh	10,000	August 1, 2003
Linda Lang	35,000	September 10, 2004
Jerry Rebel	18,127	February 17, 2005
Paul Melancon	1,500	August 4, 2005
Linda Lang	10,000	September 16, 2005
Jerry Rebel	13,159	September 16, 2005
Paul Schultz	15,084	September 16, 2005